Fee Waiver Schedule – CFST II and CFVST II

SCHEDULE A

As of May 1, 2015

Columbia Funds Series Trust II

Active Portfolios Multi-Manager Value Fund

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia European Equity Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Value Fund

Columbia Global Opportunities Fund

Columbia Global Infrastructure Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Marsico Flexible Capital Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Mortgage Opportunities Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Select Global Equity Fund

Columbia Select Large-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Small/Mid Cap Value Fund

Columbia U.S. Government Mortgage Fund

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio - Balanced Fund

Columbia Variable Portfolio - Cash Management Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio - Core Equity Fund

Columbia Variable Portfolio - Dividend Opportunity Fund

Columbia Variable Portfolio - Emerging Markets Bond Fund

Columbia Variable Portfolio - Emerging Markets Fund

Columbia Variable Portfolio - Global Bond Fund

Columbia Variable Portfolio - High Yield Bond Fund

Columbia Variable Portfolio - Income Opportunities Fund

Fee Waiver Schedule – CFST II and CFVST II

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio - Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Columbia Variable Portfolio - Limited Duration Credit Fund

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Columbia Variable Portfolio - Mid Cap Growth Fund

Columbia Variable Portfolio - Mid Cap Value Fund

Columbia Variable Portfolio - Select Large - Cap Value Fund

Columbia Variable Portfolio – Select International Equity Fund

Columbia Variable Portfolio - Select Smaller - Cap Value Fund

Columbia Variable Portfolio - Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Equities Fund

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Variable Portfolio - Aggressive Portfolio

Variable Portfolio - American Century Diversified Bond Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio - Columbia Wanger International Equities Fund

Variable Portfolio - Conservative Portfolio

Variable Portfolio - DFA International Value Fund

Variable Portfolio - Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Holland Large Cap Growth Fund

Variable Portfolio - Invesco International Growth Fund

Variable Portfolio - J.P. Morgan Core Bond Fund

Variable Portfolio - Jennison Mid Cap Growth Fund

Variable Portfolio – Loomis Sayles Growth Fund

Variable Portfolio - MFS Value Fund

Variable Portfolio - Moderate Portfolio

Variable Portfolio - Moderately Aggressive Portfolio

Variable Portfolio - Moderately Conservative Portfolio

Variable Portfolio - Morgan Stanley Global Real Estate Fund

Variable Portfolio - NFJ Dividend Value Fund

Variable Portfolio - Nuveen Winslow Large Cap Growth Fund

Variable Portfolio - Partners Small Cap Growth Fund

Variable Portfolio - Partners Small Cap Value Fund

Variable Portfolio - Pyramis® International Equity Fund

Variable Portfolio - Sit Dividend Growth Fund

Variable Portfolio – TCW Core Plus Bond Fund

Variable Portfolio - Victory Established Value Fund

Variable Portfolio - Wells Fargo Short Duration Government Fund

Fee Waiver Schedule – CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of April 15, 2015.

COLUMBIA FUNDS SERIES TRUST II COLUMBIA FUNDS VARIABLE SERIES TRUST II Each for itself and on behalf of its respective series listed on this Schedule A

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Jeffrey F. Peters
Name:	Jeffrey F. Peters
Title:	Managing Director and Head of Global Institutional Distribution

COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.

By:	/s/ Lyn Kephart-Strong
Name:	Lyn Kephart-Strong
Title:	President